The Variable Annuity Life Insurance Company

Separate Account A

Supplement to the Prospectus of

Portfolio Director Fixed and Variable Annuity dated May 1, 2017

Portfolio Director Freedom Advisor Fixed and Variable Annuity dated December 28, 2017

The Variable Annuity Life Insurance Company (“VALIC”) is amending the above-referenced Prospectuses for the purpose of adding the following information in the section titled “Fixed Account Option(s).”

For contracts issued in New York only: Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed account options, VALIC will declare annual fixed account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued.

Dated: March 19, 2018

Please keep this Supplement with your Prospectus